Exhibit 99.1

APX Group Holdings, Inc.

JP Morgan Global High Yield & Leveraged Finance Conference

February 24, 2015

preliminary statement’s full year ended December 31, 2014,

which are subject to finalization and contingencies associated with the Company’s quarterly and annual financial and accounting procedures. Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this earnings release other than statements of historical fact are forward-looking statements. These statements are based on the beliefs and assumptions of our management. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. These statements may be preceded by, followed by or include the words “b li ” “ ti t ”“ t”“ j t ”“f t ”“ ”“ ill” “ h ld ”“ k believes,” estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of this date hereof. You should understand that the following important factors, among others, could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in our forward-looking statements: (1) risks of the security and home automation industry, including risks of and publicity surrounding the sales, subscriber origination and retention process; (2) the highly competitive nature of the security and home automation industry and product introductions and promotional activity by our competitors; (3) litigation, complaints or adverse publicity; (4) the impact of changes in consumer spending patterns, consumer preferences, local, regional, and national economic conditions, crime, weather, demographic trends and employee availability; (5) adverse publicity and product liability claims; (6) increases and/or decreases in utility and other energy costs, increased costs related to utility or governmental requirements; and (7) cost increases or shortages in security and home automation technology products or components. In addition, the origination and retention of new subscribers will depend on various factors, including, but not limited to, market availability, subscriber interest, the availability of suitable components, the negotiation of acceptable contract terms with subscribers, local permitting, licensing and regulatory compliance, and our ability to manage anticipated expansion and to hire, train and retain personnel, the financial viability of subscribers and general economic conditions. These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this presentation are more fully described in the “Risk Factors” section of our annual report on Form 10-K for the year ended December 31,

2013 as such factors may be updated from time to time in our periodic filings with the SEC. These risk factors should not be construed as exhaustive. We disclaim any obligations to and do not intend to update the above list or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligations to update or revise publicly any forward-looking statements, whether a result of new information, future events, or otherwise. This presentation includes Adjusted EBITDA, which is a supplemental measure that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income (loss) or any other measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. We believe that Adjusted EBITDA provides useful information about flexibility under our covenants to investors, lenders, financial analysts and rating agencies since these groups have historically used EBITDA-related measures in our industry, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s ability to meet its debt service requirements. Adjusted EBITDA eliminates the effect of non-cash depreciation of tangible assets and amortization of intangible assets, much of which results from acquisitions accounted for under the purchase method of accounting. Adjusted EBITDA also eliminates the effects of interest rates and changes in capitalization which management believes may not necessarily be indicative of a company’s underlying operating performance. Adjusted EBITDA is also used by us to measure covenant compliance under the indenture governing our senior secured notes, the indenture governing our senior unsecured notes and the credit agreement governing our revolving credit facility. We caution investors that amounts presented in accordance with our definition of Adjusted EBITDA may not be comparable to similar measures disclosed by other issuers, because not all issuers and analysts calculate Adjusted EBITDA in the same manner. See Annex A of this presentation for a reconciliation of Adjusted EBITDA to net loss for the Company, which we believe is the most closely comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.

APX Group, Inc. (the ”Company”, “Vivint”, “we”, “our”, or “us”) obtained the industry, market and competitive position data included in this presentation from its estimates and research as well as from industry publications, surveys and studies conducted by third parties. Industry publication studies and surveys generally state that the information contained therein has been obtained from sources believed to be reliable but there can be no assurance as to the accuracy or completeness of such information. While APX Group, Inc. believes that each of the publications, studies and surveys is reliable, APX Group, Inc. has not independently verified industry, market and competitive position data from third-party sources. While APX Group, Inc. believes its internal business research is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent sources. Accordingly, you should not place undue weight on the industry and market share data in this presentation.

This presentation includes forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements with respect to certain preliminary unaudited financial results for the Company executive management team

• Chief Financial Officer since November 2013

• Prior to joining Vivint, served as Executive Vice President and President of Global Business Services at Alcoa

• Spent 12 years at Dell Inc. in various leadership roles including Managing Vice President of Strategic Programs and CFO

of the Global Consumer Group

Mark Davies

Chief Financial Officer

Todd Alex Dunn Matt President

Eyring

Chief Strategy &

Innovation Officer

Pedersen

Chief Executive Officer

Jefferson 3

David Bywater

Chief Operating Officer

Todd Santiago

Chief Sales Officer

Lyman

Chief Marketing Officer

JT Hwang

Chief Information Officer

key company milestones

2014

2010

2011

2000 - 2005

Dealer for ADT,

Monitronics, Security

Blackstone acquires

Vivint for 2.1B 2009 Company opens

Research &

Development and

Innovation Center

2006

Equity

investment by

Goldman

Vivint successfully

launches Vivint.Sky

Cloud Platform with

Sky Control Panel

Company rebrands

itself as “Vivint”

Goldman Sachs

increases credit facility

to $440 million

Networks

Vivint completes

its millionth install

C

Company launched

GoControl Panel

Vivint is named

to Forbes “Most

Promising

Goldman Sachs

provides initial credit

facility ($75 million)

Sachs, Jupiter

Partners, and

Peterson

Partners

Vivint launches

high-speed

wireless Internet

offering

$34 3

$42.2

$48.7

$40

$50

$60

Company

launches energy

management

offering

Launch of home Companies” list

automation services

Vivint launches a

residential solar offering

(1)

Expansion into

Canada

Vivint Data

Management

$2.0 $4.5

$9.9

$15.0

$20.7

$27.1

34.3

$10

$20

$30

RMR

$ in millions

Todd

Pedersen

founded APX

Alarm

$0

1999 2006 2007 2008 2009 2010 2011 2012 2013 2014

(1)	Estimated RMR as of December 31, 2014 and does not include internet business redefining the home experience

Vivint is the **only fully vertically integrated** Smart Home solution in the industry, allowing us to offer a compelling bundle of innovative products, apps, services, and monitoring to more than 800,000 home automation enabled customers


68

iOS, Android, & Web

"Instead of piecemeal gadgets and apps, Vivint Sky streamlines home automation."
- DWELL Magazine

"The Vivint home system gives you unprecedented control of your entire house."
– TechRadar

"Think of it like Nest's smart thermostat feature, except on steroids. It's unlike anything out right now."

- Entrepreneur


vivint.sky
Smart Locks
Data Cloud
DATA & SMART ANALYTICS
Intelligent Security
Wireless Internet
86°
72°
Learning Thermostat
Custom Rules
INTELLIGENTLY LINKING FAMILIES
Fire / CO Protection
Smart Alerts
Lighting Control
HD Video w/ DVR

- 177,000+ subscribers on sky platform
- 96+ million daily inbound data points
- 56+ million daily smart home analytics
- Expandable smart home platform
- Cloud based access anywhere from Internet enabled devices

vivint. 5

Investing in complimentary products, services & technologies

- *Virtual datacenter:* primary storage on user's premises
- Core technology: distributed global p2p file system
- Greener than the Cloud
- Bundled in Full Home Automation packages




50 Mbps Up & Down
No 7pm Slowdown
Companion Voice Solution
Half the Cost of Fiber Build Out


1TB
Network Attached Local Storage
Backed up with all Benefits of the Cloud
Fully Encrypted
Half the price of iCloud
iOS, Android, & Desktop


1 Tower
2 Microhub
3 Client Homes

- 2015 Subscriber Growth (Estimated)
  - 25K to 30K new subscribers
  - Concentrating on selective markets
- At full scale: (Estimated)
  - 8-10 subscribers per hub
  - ~$55 Avg. RMR per New Subscriber
  - Net Service Margins 50%- 60%
  - Net Creation Cost Multiple ≤ 20x

vivint.

6

unique and differentiated sales model

direct-to-home sales (~76% of total LTM adds)[1]

- Personalized, custom in-home consultative sale
  - 89% same day design and installation
- More than 2,000 sales representatives in more than 100 locations deployed from April through August
- Direct-to-home sales model offers a flexible strategy that can be quickly and efficiently altered
- Commission structure aligns incentives of sales representatives with long-term Company goals total net subscriber additions by channel



direct to home sales
inside sales
151,090
180,347
219,034
204,368
18,235
36,079
51,003
49,069
132,855
144,268
168,031
155,299
2011
2012
2013
2014 E
% direct sales 87.9% 80.0% 76.7% 76.0%
% inside sales 12.1% 20.0% 23.3% 24.0%

inside sales (~24% of total LTM adds)[1]

- Year-round subscriber acquisition through internal sales call center
  - Internet, media, advertising and third-party lead generators
- Increases brand recognition
- Offers growth opportunity going forward

Avg. RMR[2] per New Subscriber



$56.24
$57.59
$58.35
$61.89
2011
2012
2013
2014 E
51.3% 57.7% 60.8% 68.8%
adoption rate for additional services

(1) As of December 31, 2014

(2) Avg. RMR per New Subscriber is stated as of the end of each period

NOTE: Subscriber data does not include wireless Internet business vivint.
7

platform overview

revenue adjusted EBITDA total RMR

$ in millions $ in millions $ in millions $560 - $565 $500.9 $455.2

$306 - $311 $339.9 $292.3 $244.0 $48.7

$42.2 $175.2

$34.3

$27.1

2011 2012 2013 2014 E 2011 2012 2013 2014 E 2011 2012 2013 2014 E

% growth 33.9% 10.0% 11 - 13% % growth 39.3% 19.8% 4 - 6% % growth 26.6% 23.0% 15.4%

subscribers average RMR per subscriber LTM quarterly attrition

in thousands

894.2 13.7%

13.6%

$54.50

795.5 110 -130 bps

$53.05 Improvement

671.8

562.0 $51.02 12.8%

12.8%

12.4% -12.6%

$48.21

2011 2012 2013 2014 E 2011 2012 2013 2014 E

% growth 19.5% 18.4% 12.4% % growth 5.8% 4.0% 2.7%

Note: 2011-2014 Revenue and Adjusted EBITDA are shown on a consolidated basis for APX Group, Inc. and all data presented for 2014 are estimates and unaudited. Total RMR and Avg. RMR per Subscriber is stated as of the end of each period. Subscriber data does not include the wireless Internet business and is stated as of the end of each period. See Appendix for reconciliation of non-GAAP measures.

Vivint.

attractive and scalable subscriber economics

• New installations are subsidized by the Company, requiring upfront cash outlays per installation

• For each new installation, Vivint incurs a “net subscriber acquisition cost”of ~$1,800 per subscriber or ~29x RMR

• Vivint spends ~$16 per subscriber each month to service an account

• New subscriber pays ~$62 RMR on average

• Based on these assumptions, Vivint estimates its unlevered IRR is approximately 24%

• Vivint organically generates subscribers at the equivalent of ~3.5x Adjusted EBITDA illustrative annual returns analysis (1)

cumulative net recovery

~$1,800 net subscriber acquisition cost (29x RMR) ~24% unlevered IRR cumulative net recovery $2,000

$1,500 $1,000 $500 $0

-$500

-$1,000

-$1,500 steadily increasing return on investment post net acquisition

-$2,000 and servicing costs recovery

-$2,500

0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96 102 108 114 120 126 132 138 144

(1) Assumes attrition curve of a typical 60-month contract months

Vivint.

how we thrive in a large, opportunistic, emerging market

• Broad, Bundled Servicing Offering

• Personalized Sale

• In-Home customer intimacy (Direct-to-Home sales)

• Same day design and install

• Leverage competitor’s advertising for services awareness

• Integrated Cloud Platform

• Seamless customer experience

• Data analytics, “push” intelligence to customer via easy-to-use smart apps

• Extendable to partners and other devices, services (e.g. auto, medical, entertainment)

• Customer Relationship

• Own end-to-end value-chain with single point of accountability

• Geographic Footprint (97% of the US zip codes)

• Continual Innovation and Technology: SW, HW, Cloud, Services

Vivint.

Q&A

Q&A

$61.89 3,200 + >3,000

AVG RMR FOR NEW

SUBSCRIBERS IN 2014 EMPLOYEES SEASONAL WORLDWIDE SALES REPS

AND INSTALL TECHS

900,000CUSTOMERS IN NORTH AMERICA 100%

69%

$48.7 MILLION

RECURRING MONTHLY REVENUE

ENABLED WITH 69%ADDITIONAL SERVICES

ADOPTION RATE

Note: RMR and Avg RMR per New Subscriber are estimated as of December 31, 2014 and do not include wireless Internet business. Customers in North America includes wireless Internet subscribers

Appendix

reconciliation of non-GAAP financial measures

	Year Ended December 31,			
	2011	2012	2013	2014 E
Net loss	**$ (62.4)**	**$ (184.9)**	**$ (124.5)**	**$(238 - 243)**
Interest expense, net	101.8	119.2	113.0	145-146
Other (income) expense, net		0.3	(0.1)	(1-2)
Income tax expense (benefit)	(3.7)	(6.0)	3.6	-
Depreciation and amortization (i)	68.5	18.9	173.3	162-163
Amortization of capitalized creation costs	-	72.2	22.2	58-59
Non-capitalized subscriber acquisition costs (ii)	51.4	70.4	101.0	134-136
Non-cash compensation (iii)	0.5	0.9	1.9	1-2
Gain on 2GIG Sale (iv)	-	-	(46.9)	-
Adjustment for Solar business	0.4	7.1	-	-
Transaction costs related to 2GIG Sale	-	-	5.5	-
Transaction related costs (v)	-	132.4	0.8	-
Other Adjustments (vi)	18.7	13.5	42.5	44-45
Adjusted EBITDA	**$ 175.2**	**$ 244.0**	**$ 292.3**	**$306 - $311**

(i) Excludes loan amortization costs that are included in interest expense.
(ii) Reflects subscriber acquisition costs that are expensed as incurred because they are not directly related to the acquisition of specific subscribers. Certain other industry participants purchase subscribers through subscriber contract purchases, and as a result, may capitalize the full cost to purchase these subscriber contracts, as compared to our organic generation of new subscribers, which requires us to expense a portion of our subscriber acquisition costs under GAAP.
(iii) Reflects non-cash compensation costs related to employee and director stock and stock option plans.
(iv) Non-recurring gain on the 2GIG Sale
(v) Bonuses and transaction related costs associated with the 2GIG Sale.
(vi) Other adjustments including certain items such as product development, fire related expenses, subcontracted monitoring fee savings and other similar adjustments.

vivint. 13

certain definitions

Total Subscribers – The aggregate number of active subscribers at the end of a given period

RMR – The recurring monthly revenue billed to a subscriber

Total RMR – The aggregate RMR billed for all subscribers

Avg. RMR per Subscriber – The Total RMR divided by Total Subscribers. This is also commonly referred to as Average Revenue per User, or ARPU

Avg. RMR per New Subscriber – The aggregate RMR for new subscribers originated during a period divided by the number of new subscribers originated during such period

Attrition – The aggregate number of canceled subscribers during a period divided by the monthly weighted average number of total subscribers for such period. Subscribers are considered canceled when they terminate in accordance with the terms of their contract, are terminated by us, or if payment from such subscribers is deemed uncollectible (120 days past due). Sales of contracts to third parties and moves are excluded from the attrition calculation

Net Subscriber Acquisition Cost – Gross cost to generate and install a subscriber net of any fees collected at the time of the contract signing. A portion of subscriber acquisition cost is expensed as incurred. The remaining portion of the costs is considered to be directly tied to subscriber creation and consists primarily of certain portions of sales commissions, equipment, and installation costs. These costs are deferred and recognized in a pattern that reflects the estimated life of the subscriber relationships. Vivint amortizes these costs using a 150% declining balance method over 12 years.

Net Creation Cost Multiple – Defined as total Net Subscriber Acquisition Costs, divided by the number of new subscribers originated, and then divided by the Average RMR per New Subscriber

Adjusted EBITDA – Net Income (loss) before interest expense (net of interest income), income and franchise taxes and depreciation and amortization (including amortization of capitalized subscriber acquisition costs), further adjusted to exclude the effects of certain contract sales to third parties, non-capitalized subscriber acquisition costs, stock-based compensation, the historical results of the Company's Solar variable interest entity and certain unusual, non-cash, non-recurring and other items permitted in certain covenant calculations under the indentures governing the notes

Net Service Margin – Defined as Avg. RMR per subscriber less net service costs divided by Avg. RMR per subscriber vivint. 14